April 22, 2015 First Quarter 2015 Investor Presentation EXHIBIT 99.3

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from the Company-LegacyTexas Group, Inc. merger (the “Merger”) might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. FIRST QUARTER 2015

3 Today’s presenters Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 22+ years of Texas banking experience President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 34+ years of Texas banking experience Mays Davenport Kevin Hanigan FIRST QUARTER 2015

4 Key franchise highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans • #1 market share in affluent Collin County among independent banks • #3 deposit market share among Texas-based independent banks in Dallas Fort Worth Franchise Profitability Robust loan growth and disciplined expense management • Healthy loan growth for Q1 2015 with 4.0% linked-quarter organic growth¹ • Efficiency ratio of 54% with further positive operating leverage expected • Core return on average assets of 1.2% Asset quality1 Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • NPAs / loans + OREO: 0.55% • NCOs / average loans: 0.03% Capital Capital ratios remain strong; provides dry powder for robust organic growth • TCE / TA2: 9.2% • Estimated Tier 1 common risk-based capital3: 10.5% Source: Company Documents 1 All measures in this section exclude Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 3 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve FIRST QUARTER 2015 – FRANCHISE HIGHLIGHTS

5 Source: Company Documents ¹ Based on deposits market share of banks and thrifts headquartered in Texas ² Includes only banks and thrifts headquartered in the Dallas-Fort Worth-Arlington, TX MSA A Legacy united Leading market position… …in attractive Dallas markets Fastest growing metro in the U.S. (Census)#1 Most affordable major metro area to live (Zip Realty)#1 Top metro creating middle class jobs (Forbes)#4 Largest metro for self-employment#5 Lowest cost of doing business in the U.S.#5 Largest concentration of tech workers in the U.S.#6 #1 in Collin County among independent banks¹ #3 In Collin County among all banks #3 among Texas based independent banks in DFW² FIRST QUARTER 2015 – FRANCHISE HIGHLIGHTS Dallas – Fort Worth MSA franchise 18 DFW companies in Fortune 500

6 Employment by industry 10 largest employers in DFW Diverse business environment with employment across a broad set of industries without a heavy reliance on oil and gas DFW: Broad contributions across a wide range of industries Source: Dallas Office of Economic Development Company # employees Industry 24,700 Transportation 20,000 Financial services 19,230 Healthcare 18,314 Education 17,097 Healthcare 15,800 Telecommunications 14,126 Manufacturing 13,500 Financial services 13,122 Healthcare 12,836 Government Source: DestinationDFW FIRST QUARTER 2015 – FRANCHISE HIGHLIGHTS Trade, transportation and utilities Professional and business services Government Educational and health services Leisure and hospitality Manufacturing Financial activities Natural resources, mining & construction Other services Information 3.6% 2.6% 5.7% 8.2% 10.2% 8.3% 12.4% 12.7% 15.7% 20.6%

7 First quarter highlights ($ in millions except for per share data) Quarter ended March 31, 2014 December 31, 2014 March 31, 2015 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 2,207.6 $ 2,633.7 $ 4,196.7 59.3% 90.1% Total deposits 2,369.2 2,657.8 4,398.2 65.5% 85.6% Selected profitability data Net interest income $ 29.6 $ 35.8 $ 56.3 57.2% 90.4% NIM 3.73% 3.84% 4.04% 20bps 31bps Non-interest income 5.0 5.3 8.4 58.4% 69.0% Non-interest expense 22.2 29.8 36.8 23.4% 65.9% Net income 7.7 5.5 16.3 198.6% 112.5% Core net income2 7.8 11.2 17.7 58.6% 127.5% Basic EPS $0.20 $0.14 $0.35 150.0% 75.0% Core EPS2 $0.21 $0.29 $0.39 34.5% 85.7% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ FIRST QUARTER 2015 – QUARTERLY HIGHLIGHTS

8 Robust commercially focused growth Source: Company Documents 1 Excludes Warehouse Purchase Program loans • Loans held for investment grew $1.56 billion, or 59.3%, from December 31, 2014, with $1.40 billion of growth resulting from loans acquired from LegacyTexas Group, Inc. Excluding these acquired loans, loans held for investment increased by $163.3 million, or 4.0%.1 • Commercial loans grew $1.23 billion to $3.29 billion, or 59.5%, from the linked quarter, including $1.07 billion of loans acquired from LegacyTexas Group, Inc. Excluding these acquired loans, growth was $152.6 million, or 4.9%. As of March 31, 20151CAGR 2011 - 2014 Commercial RE 29.3% C&I C&I (ex-energy) 122.9% 81.5% Total loans 29.0% ($ in millions) Total Loans HFI1 Yield on loans: 5.16% FIRST QUARTER 2015 – BALANCE SHEET 45.2% 20.0% 8.8% 5.1% 18.9% 2.0% Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer Originated Loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015 Q1 $1,228 $1,691 $2,050 $2,634 $2,797 $1,400

9 • Deposits increased by $1.74 billion, or 65.5%, from December 31, 2014, with $1.63 billion of growth resulting from deposits acquired from LegacyTexas Group, Inc. Excluding these acquired deposits, deposits increased by $110.6 million, or 2.6%. • Deposit cost decreased to 29bps for Q1 2015, down from 1.11% in 2011 Core funded, low cost deposit base Source: Company Documents CAGR 2011 - 2014 Non-interest-bearing demand 32.7% Savings and MMDA 15.7% Total deposits 10.6% ($ in millions) Total Deposits Cost of deposits: 0.29% FIRST QUARTER 2015 – BALANCE SHEET As of March 31, 2015 20.6% 20.2% 41.8% 17.4% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $4,398 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015 Q1 $1,963 $2,178 $2,265 $2,658 $2,768 $1,630 1.11% 0.54% 0.43% 0.34% 0.29%

10 Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 000 G: 114 B: 206 R: 033 G: 039 B: 033 R: 111 G: 162 B: 135 R: 185 G: 151 B: 091 R: 091 G: 103 B: 112 • Net interest income for the first quarter of 2015 increased by $20.5 million, or 57.2%, from the linked quarter and $26.7 million, or 90.4%, from the first quarter of 2014. • Net interest margin for the quarter ended March 31, 2015 was 4.04%, a 20 basis point increase from the linked quarter and a 31 basis point increase compared to the first quarter of 2014, which includes 23 basis points of accretion of interest related to purchase accounting fair value adjustments. FIRST QUARTER 2015 – INCOME STATEMENT Net interest income ($mm) NIM 2012Y 2013Y 2014Y 2014 Q1 2015 Q1 $116 $118 $133 $30 $56 3.61% 3.71% 3.78% 3.73% 4.04%

11 Net interest income Core non-interest income Core non-interest expense Efficiency ratio 2012Y 2013Y 2014Y 2014 Q1 2015 Q1 $116 $118 $133 $30 $56 $27 $21 $21 $5 $9 $82 $88 $87 $22 $35 58.1% 63.4% 57.0% 63.4% 53.9% Disciplined expense management • Non-interest income grew $3.1 million, or 58.4%, from the linked quarter and $3.4 million, or 69.0%, year-over-year. Excluding the impact of merger and acquisition costs, non-interest expense increased by $13.7 million from the fourth quarter of 2014 and by $13.2 million from the first quarter of 2014. FIRST QUARTER 2015 – INCOME STATEMENT Source: Company Documents Note: Core non-interest income and core non-interest expense exclude changes in the value of private equity funds, gains (losses) from securities transactions and fixed assets, goodwill impairment, merger and acquisition costs and one-time payroll costs. Efficiency ratio metrics exclude the aforementioned items, as well as gain (loss) on foreclosed assets and amortization of intangible assets. ($ in millions)

12 Pristine asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREO R: 000 G: 048 B: 135 R: 000 G: 114 B: 206 R: 033 G: 039 B: 033 R: 111 G: 162 B: 135 R: 185 G: 151 B: 091 R: 091 G: 103 B: 112 • Growth balanced with disciplined underwriting and risk management resulting in strong asset quality • All of the key credit quality ratios remained strong, with asset quality metrics continuing to compare favorably to industry FIRST QUARTER 2015 – ASSET QUALITY Data request: 2014 full year numbers for both NPAs / loans HFI + OREO and NCOs / average loans HFI 2012Y 2013Y 2014Y 2015 Q1 1.72% 1.10% 0.91% 0.69% 2012Y 2013Y 2014Y 2015 Q1 0.17% 0.10% 0.02% 0.03%

13 Strong capital position Source: Company documents 1 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA Tier 1 common risk-based¹ Tier 1 leverage¹ • Capital ratios remain strong; LegacyTexas Group, Inc. merger leverages excess capital in a financially attractive transaction • Strong capital position provides dry powder for robust organic growth FIRST QUARTER 2015 – CAPITAL 2011Y 2012Y 2013Y 2014Y 2015 Q1 12.7% 13.5% 14.7% 13.0% 9.2% 2011Y 2012Y 2013Y 2014Y 2015 Q1 24.4% 21.7% 18.2% 15.1% 10.5% 2011Y 2012Y 2013Y 2014Y 2015 Q1 12.6% 14.0% 15.7% 13.9% 10.4%

14 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Robust loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management resulting in strong asset quality Capital ratios remain strong; provides dry powder for robust organic growth FIRST QUARTER 2015 – INVESTMENT HIGHLIGHTS

15 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain strong asset quality Strategic capital deployment FIRST QUARTER 2015 – LOOKING AHEAD

16 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. FIRST QUARTER 2015 – OUR VISION

Appendix

18 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 March 31, 2014 (Dollars in thousands, except per share amounts) GAAP net income available to common shareholders 1 $16,186 $5,412 $9,215 $8,721 $7,592 Distributed and undistributed earnings to participating securities 1 138 54 97 97 90 Merger and acquisition costs 1,004 5,765 772 424 110 One-time payroll and severance costs – — — 234 — One-time (gain) loss on assets 554 (45) (58) 415 7 (Gain) on sale of available-for-sale securities (137) — — — — Core (non-GAAP) net income $17,745 $11,186 $10,026 $9,891 $7,799 Average shares for basic earnings per share 45,824,812 38,051,511 37,971,790 37,873,671 37,775,677 GAAP basic earnings per share $0.35 $0.14 $0.24 $0.23 $0.20 Core (non-GAAP) basic earnings per share $0.39 $0.29 $0.26 $0.26 $0.21 Average shares for diluted earnings per share 46,002,821 38,275,814 38,203,508 38,121,374 38,019,519 GAAP diluted earnings per share $0.35 $0.14 $0.24 $0.23 $0.20 Core (non-GAAP) diluted earnings per share $0.39 $0.29 $0.26 $0.26 $0.21 Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax): ¹ Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B. At or For the Years Ended December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 December 31, 2010 GAAP net income available to common shareholders 1 $30,942 $31,294 $35,135 $26,205 $17,635 Distributed and undistributed earnings to participating securities 1 336 394 106 123 164 Merger and acquisition costs 7,071 431 2,683 306 – Costs relating to sale of VPM – – 84 – – One-time payroll and severance costs 234 436 777 – – One-time (gain) loss on assets 319 (574) (1,353) (497) 135 Goodwill impairment – – 532 176 – (Gain) loss on sale of available-for-sale securities – 115 (659) (4,074) – Core (non-GAAP) net income $38,902 $32,096 $37,305 $22,239 $17,934 Average shares for basic earnings per share 37,919,065 37,589,548 35,879,704 32,219,841 30,128,985 GAAP basic earnings per share $0.82 $0.83 $0.98 $0.81 $0.59 Core (non-GAAP) basic earnings per share $1.03 $0.85 $1.04 $0.69 $0.60 Average shares for diluted earnings per share 38,162,094 37,744,786 35,998,345 32,283,107 30,131,960 GAAP diluted earnings per share $0.81 $0.83 $0.98 $0.81 $0.59 Core (non-GAAP) diluted earnings per share $1.02 $0.85 $1.04 $0.69 $0.60

19 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarters Ended March 31, 2015 December 31, 2014 September 30, 2014 June 30, 2014 March 31, 2014 (Dollars in thousands, except per share amounts) Total shareholders' equity $761,059 $568,223 $564,127 $557,412 $550,099 Less: Goodwill (179,258) (29,650) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,042) (813) (910) (1,005) (1,127) Total tangible shareholders' equity $580,759 $537,760 $533,567 $526,757 $519,322 Shares outstanding at end of period 47,602,721 40,014,851 40,006,941 39,995,720 39,946,560 Book value per share- GAAP $15.99 $14.20 $14.10 $13.94 $13.77 Tangible book value per share- Non-GAAP $12.20 $13.44 $13.34 $13.17 $13.00 Calculation of Tangible Equity to Tangible Assets: Total assets $6,512,508 $4,164,114 $3,950,524 $3,951,244 $3,603,588 Less: Goodwill (179,258) (29,650) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,042) (813) (910) (1,005) (1,127) Total tangible assets $6,332,208 $4,133,651 $3,919,964 $3,920,589 $3,572,811 Equity to assets- GAAP 11.69% 13.65% 14.28% 14.11% 15.27% Tangible equity to tangible assets- Non-GAAP 9.17% 13.01% 13.61% 13.44% 14.54% Calculation of Tangible Book Value: At or For the Years Ended December 31, 2014 December 31, 2013 December 31, 2012 December 31, 2011 Total shareholders' equity $568,223 $544,460 $520,871 $406,309 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible shareholders' equity $537,760 $513,571 $489,568 405,071 Shares outstanding at end of period 40,014,851 39,938,816 39,612,911 33,700,399 Book value per share- GAAP $14.20 $13.63 $13.15 $12.06 Tangible book value per share- Non-GAAP $13.44 $12.86 $12.36 $12.02 Calculation of Tangible Equity to Tangible Assets: Total assets $4,164,114 $3,525,232 $3,663,058 $3,180,578 Less: Goodwill (29,650) (29,650) (29,650) (818) Less: Identifiable intangible assets, net (813) (1,239) (1,653) (420) Total tangible assets $4,133,651 $3,494,343 $3,631,755 $3,179,340 Equity to assets- GAAP 13.65% 15.44% 14.22% 12.77% Tangible equity to tangible assets- Non-GAAP 13.01% 14.70% 13.48% 12.74%